UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 31, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                      0-26028                22-2671269

(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.  (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.  (17 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

On October 31, 2005, Imaging Diagnostic Systems, Inc. (the "Company") received notice of and accepted Mr. Ed Horton's voluntary resignation from his position as Chief Operating Officer.


                             SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On October 26, 2005 an Annual Meeting of the Shareholders of Imaging Diagnostic Systems, Inc., was held at our corporate offices at 6531 NW 18th Court, Plantation, Florida.

Although the Company was notified by the Company's transfer agent in advance of the annual meeting that a quorum of shareholders existed, the official certified tabulation of votes was not available to us until this week due to Hurricane Wilma, which left the Company without power last week. Power was restored on Monday, October 31, 2005 and the Company has resumed normal operations.

The shareholders approved Proposal No. 1, to elect six nominated directors:
Timothy B. Hansen; Allan L. Schwartz; Jay. S. Bendis; Patrick J. Gorman; Sherman Lazrus; and Edward Rolquin. The shareholders also approved Proposal No. 2, to ratify the appointment of Sherb & Co. LLP as our independent auditors for the fiscal year ending June 30, 2006.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated November 3, 2005


                                    /s/ Allan L. Schwartz
                                    ---------------------
                                    By: Allan L. Schwartz
                                    Executive Vice President
                                    Chief Financial Officer